Exhibit 10.1

EXECUTION COPY

PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT is made and entered into as of February 16, 2004, by and between Silicon Graphics, Inc., a Delaware corporation (the “Company”) and the purchasers whose names and addresses are set forth on the signature page hereof (the “Purchasers”).

     1.  Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 18,181,818 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”).

     2.  Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to sell to the Purchasers, and each Purchaser severally and not jointly agrees to purchase from the Company, the number of Shares set forth on the signature page under each Purchaser’s name hereto at a purchase price of $2.75 per share (the “Purchase Price”). The agreements to sell and purchase the Shares hereunder constitute separate agreements between the Company and each Purchaser.

     3.  Payment and Delivery. Payment for the Shares shall be made to the Company in Federal funds immediately available in New York City against delivery of such Shares (such payment and delivery hereinafter referred to as the “Closing”) at 10:00 a.m., New York City time, on February 19, 2004, or at such other time on the same or such other date as shall be agreed by the Company and the Purchaser. The time and date of such payment are hereinafter referred to as the “Closing Date.” Payment for the Shares shall be made by wire transfer to an account designated in writing by the Company.

     Certificates for the Shares shall be registered in the name of each Purchaser or if so indicated on the signature page hereto, in the name of a nominee designated by such Purchaser. The certificates evidencing the Shares shall be delivered to the Purchasers on the Closing Date, with any transfer taxes payable in connection with the transfer of the Shares to the Purchasers duly paid by the Company, against payment of the aggregate Purchase Price therefor.

     4. Conditions to the Company’s Obligations. The Company’s obligations to issue and sell the Shares to the Purchasers are subject to the following conditions:

     (a) Receipt by the Company of Federal funds immediately available in the full amount of the aggregate Purchase Price.

     (b) Accuracy of the representations and warranties made by the Purchasers and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the Closing.

     5. Conditions to Each Purchaser’s Obligations. The several obligations of each Purchaser to purchase and pay for the Shares on the Closing Date are subject to the following conditions:

     (a) The Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

      (b) All representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date and the Company shall have performed and complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

      (c) Except as described in the Exchange Act Documents (as defined in Section 6(a) below), there shall have been no material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company taken as a whole, since the date hereof.

     (d) The Purchaser shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Company, dated the Closing Date, in the form set forth as Exhibit A. Such opinion shall be rendered to the Purchaser at the request of the Company and shall so state therein.

     (e) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or by the New York Stock Exchange, other than as part of a general suspension of trading by the Commission or such exchange.

     (f) All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance to the Purchaser and its counsel.

     (g) A minimum of $40 million in gross proceeds shall have been obtained pursuant to the offering contemplated by this Agreement.

      6.  Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, the Purchaser that, as of the date hereof and as of the Closing Date (or as of such other date as may be expressly set forth below):

     (a) The Company has timely filed with the Securities and Exchange Commission (the “Commission”) all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) during the 12 months preceding the date of this Agreement. The following documents (collectively, the “Exchange Act Documents”) complied when filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and did not, when so filed, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading:

     (i) Annual Report on Form 10-K for the Year ended June 27, 2003;

     (ii) Quarterly Reports on Form 10-Q for the Quarters ended September 26, 2003 and December 26, 2003;

     (iii) Definitive Proxy Statement filed with the Commission on November 4, 2003; and

     (iv) All other documents filed by the Company with the Commission since June 27, 2003.

The financial statements of the Company included in the Exchange Act Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     (b) The information contained in the Exchange Act Documents, taken as a whole and as amended to the date hereof, does not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its properties and to conduct its business as currently conducted and as described in the Exchange Act Documents (as defined below) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (d) Each “significant subsidiary” (as defined in Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”)) of the Company that is incorporated in the United States (the “Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as currently conducted and described in the Exchange Act Documents and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole; all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims and free of preemptive or similar rights.

     (e) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution in Section 11 hereof may be limited under applicable law.

     (f) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority any regulatory or self-regulatory agency or any other individual, corporation, partnership, limited liability company, association, trust or other entity or organization (each, a “Person”) in connection with the execution, delivery and performance by the Company of this Agreement, other than (a) the filing with the Commission of the Registration Statement and a Form D, (b) applicable Blue Sky filings and (c) the filing of a listing notification with the New York Stock Exchange.

     (g) The authorized capital stock of the Company consists of 750,000,000 shares of Common Stock, par value $0.001, of which 211,034,000 shares were outstanding as of December 26, 2003. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents or under existing employee benefits plans of the Company described in the Exchange Act Documents, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws.

     (h) The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

     (i) The shares of common stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

     (j) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

     (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares and by Federal and state securities laws with respect to the Company’s obligations under Sections 8 and 10 of this Agreement.

     (l) Other than intraquarter working capital fluctuations of the type described in the Exchange Act Documents, there has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, since December 26, 2003.

     (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject other than proceedings accurately described in all material respects in the Exchange Act Documents and proceedings that would not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or that would have any material effect on the power or ability of the Company to perform its obligations under this Agreement to consummate the transactions contemplated by this Agreement.

     (n) Except as described in the Exchange Act Documents or as would not reasonably be expected by the Company to result in a material adverse effect, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under) any indenture, loan, or credit agreement of any kind or any other instrument to which it is a party or by which any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (o) Except as described in the Exchange Act Documents, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, alone or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (p) Except as described in the Exchange Act Documents, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, alone or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (q) Except as described in the Exchange Act Documents, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, would reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (r) The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.

     (s) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or its Subsidiaries which could reasonably be expected to result in a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     (t) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date , as stated in such report, of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

     (u) Except as set forth in the Exchange Act documents, there are no relationships or transactions involving the Company that would be required to be disclosed by the Company pursuant to Item 402 of Regulation S-K under the Securities Act.

     (v) Since December 26, 2003, except as specifically disclosed in the Exchange Act Documents, (i) the Company has not materially altered its method of accounting (other than as required by GAAP) or the identity of its auditors, (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iii) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to existing Company stock option or stock purchase plans. Except as specified in the Exchange Act Documents, the Company does not have pending before the Commission any request for confidential treatment of information.

     (w) The Company has not, in the twelve months preceding the date hereof, received notice from any market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such market.

     (x) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof will not be, required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     (y) Neither the Company nor any Affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company has, directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the issuance and sale of the Shares by the Company pursuant to this Agreement; or (ii) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and neither the Company nor any Affiliate of the Company will engage in any of the actions described in clauses (i) and (ii) of this paragraph.

     (z) Subject to the accuracy of the Purchaser’s representations herein, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register the Shares under the Securities Act.

     (aa) The Company shall comply with all requirements of the New York Stock Exchange with respect to the issuance of the Shares and the listing thereof on the New York Stock Exchange.

     (bb) The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (cc) The Company is eligible to file a registration statement on Form S-3.

     (dd) The Company shall, prior to the open of trading succeeding the execution of this Agreement issue a press release in order to publicly disclose the sale of Shares pursuant to this Agreement, which press release shall contain all the material terms of the transactions contemplated hereunder and otherwise disclose all material information possessed by the Purchaser; provided that no disclosure will be made identifying the Purchaser. In addition, as promptly as practicable after the Closing, the Company shall file a Form 8-K disclosing the transactions contemplated hereunder and including as exhibits all agreements executed in connection with such transactions. Except for the material terms and conditions of this Agreement which shall all be disclosed as provided in the first sentence, the Company confirms that neither it, nor to its knowledge any other Person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

     (ee) No stockholder of the Company has any right (which has not been waived) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement (as defined in Section 8(a)) to be filed by the Company on behalf of the Purchaser pursuant to Section 8(a).

     7.  Representations, Warranties and Covenants of the Purchasers. Each Purchaser severally represents and warrants to, and covenants with, the Company that:

     (a) The Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares. The Purchaser is experienced in evaluating companies such as the Company. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television, or to the Purchaser’s knowledge, any other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     (b) The Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration, in compliance with applicable federal and state securities laws and subject to this Agreement. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Shares for any period of time. Such Purchaser does not have any arrangement or understanding with any other Persons regarding the distribution of such Shares, other than as contemplated in Section 8 of this Agreement; without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.

     (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with this Agreement and the Securities Act and the applicable rules and regulations of the Commission thereunder, including without limitation if applicable, the prospectus delivery requirements in connection with any sales made under the Registration Statement referred to in Section 8 hereof.

     (d) The Purchaser will have, on or prior to the Closing Date, furnished to the Company a fully completed Selling Stockholder Questionnaire attached as Appendix I hereto for use in preparation of the Registration Statement and all of the information contained therein will be true and correct as of the Closing Date.

     (e) The Purchaser will notify the Company immediately of any change in any such information required to be disclosed until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective.

     (f) In connection with its decision to purchase the number of Shares set forth on the signature page hereto, the Purchaser (i) has relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein and the information described in Section 7(a), and (ii) has not relied on any information or advice furnished by or on behalf of Bear Stearns & Co., Inc.

     (g) The Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT UNTIL THE PASSAGE OF TWO YEARS FROM [CLOSING DATE], UNLESS THE SECURITIES ARE OTHERWISE SOLD, TRANSFERRED OR ASSIGNED IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL AS TO THE EXEMPTION FROM REGISTRATION OF SUCH SALE, TRANSFER OR ASSIGNMENT. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE LAW.”

The Purchaser acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus (as defined in Section 11(a)) forming part of the Registration Statement, as set forth in Section 10. Certificates evidencing the Shares shall not contain any legend (i) after such Shares have been sold pursuant to an effective registration statement, (ii) following any sale of such Shares pursuant to and in compliance with Rule 144 or (iii) while such Shares are eligible for sale under Rule 144(k) and, within five business days after receipt of a Purchaser’s stock certificate for cancellation, together with evidence reasonably satisfactory to the Company or its counsel that any of the foregoing conditions have been satisfied, the Company shall deliver or cause to be delivered instructions to the Company’s transfer agent to deliver to such Purchaser or its transferee either (i) shares via electronic DTC delivery or (ii) a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except as it may reasonably determine are necessary or appropriate to comply or to ensure compliance with those applicable laws that are enacted or modified after the Closing.

     (h) The Purchaser will notify the Company promptly of the sale of any of its Shares, other than (i) sales pursuant to a Registration Statement contemplated in Section 8 of this Agreement and (ii) sales following termination of the transfer restrictions described in Section 12, and the Purchaser will furnish any information reasonably requested by the Company, including an opinion of counsel reasonably satisfactory to the Company, to evidence the exemption from the registration requirements of the Securities Act, the applicable rules and regulations of the Commission thereunder, and state securities laws, in reliance upon which such sales have been made.

     (i) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution in Section 11 hereof may be limited under applicable law.

     (j) The Purchaser will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

     (k) The Purchaser will hold in confidence all information concerning this Agreement and the placement of Shares hereunder until the earlier of such time as the Company has made a public announcement concerning this Agreement and the placement of Shares hereunder, or this Agreement is terminated.

     (l) The Purchaser represents, warrants and covenants neither the Purchaser nor any Affiliate of such Purchaser which: (i) had knowledge of the transactions contemplated hereby; (ii) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares; or (iii) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading, has or will, directly or indirectly, during the period beginning on the date on which the Company or a financial advisor to the Company, first contacted such Purchaser regarding the transactions contemplated by this Agreement and ending earlier of the date the transaction is publicly announced, the Closing date, or the date the transaction is described in a Current Report on Form 8-K filed by the Company, engage in: (1) any “short sales” (as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the

Common Stock, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any Common Stock by the Purchaser; or (2) any hedging transaction which establishes a net short position with respect to the Common Stock (clauses (1) and (2) together, a “Short Sale”); except for (A) Short Sales by a Purchaser or Affiliate of such Purchaser which was, prior to the date on which such Purchaser was first contacted by the Company or a financial advisor to the Company regarding the transactions contemplated by this Agreement, a market maker for the Common Stock, provided that such Short Sales are in the ordinary course of business of such Purchaser or Affiliate of such Purchaser and are in compliance with the Securities Act, the rules and regulations under the Securities Act and such other securities laws as may be applicable, (B) Short Sales by the Purchaser or an Affiliate of such Purchaser which by virtue of the procedures of such Purchaser or Affiliate of such Purchaser are made without knowledge of the transactions contemplated by this Agreement or (C) Short Sales by the Purchaser or an Affiliate of such Purchaser to the extent that such Purchaser or Affiliate of such Purchaser is acting in the capacity of a broker-dealer executing unsolicited third-party transactions.

     8.  Shelf Registration. The Company shall:

     (a) use all reasonable efforts to prepare and file or cause to be prepared and filed with the Commission, as soon as practicable but in any event by the date (the “Filing Deadline Date”) ten business days after the Closing Date, a registration statement (the “Registration Statement”) registering the resale from time to time by Purchasers of all of the Shares (including, for purposes of this Section 8 only, any shares of Common Stock issued on or about the Closing Date by the Company to any Purchaser or its Affiliates as an incentive to convert the Company’s 6.50% Senior Secured Convertible Notes due 2009 held by such persons, but not the Common Stock underlying such notes). The Registration Statement shall be on Form S-3 or a successor form permitting registration of such Shares for resale by the Purchasers from time to time in accordance with the plan of distribution contained therein. The Company shall use all reasonable efforts, subject to receipt of necessary information from the Purchaser, to cause the Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline Date”) that is or sixty days after the date the Registration Statement is filed.

     (b) prepare and file with the Commission such amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period not to exceed the earlier of (i) the second anniversary of the Closing Date, or (ii) such time as all Shares purchased by such Purchaser pursuant to this Agreement have been sold pursuant to a registration statement or pursuant to Rule 144 under the Securities Act (such period, the “Effectiveness Period”); cause the related prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use all reasonable efforts to comply with this Agreement and the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with this Agreement and the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

     (c) as promptly as practicable give notice to the Purchaser (i) when any Prospectus, Prospectus supplement, or the Registration Statement or a post-effective amendment to the Registration Statement has been filed with the Commission and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective.

     (d) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to the Purchaser of the withdrawal of any such order.

     (e) during the Effectiveness Period, deliver to the Purchaser in connection with any sale by the Purchaser of Shares pursuant to the Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Shares (including each preliminary prospectus) and any amendment or supplement thereto as such the Purchaser may reasonably request.

     (f) file documents required of the Company for customary Blue Sky clearance in states specified in writing by the Purchaser; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

     (g) bear all fees and expenses incurred in connection with the performance by the Company of its obligations under paragraphs (a) through (f) of this Section whether or not the Registration Statement is declared effective, other than fees and expenses, if any, of counsel or other advisors to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser.

     9.  Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Deadline Date, then for each day following the Filing Deadline Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Effectiveness Deadline Date, or if, after the date the registration statement is declared effective, sales pursuant to the registration statement are suspended for more than the periods set forth in Section 10(c) below, then for each day following the Filing Deadline Date or Effectiveness Deadline Date (as the case may be), until but excluding the date the Registration Statement is filed or the Commission declares the Registration Statement effective (as the case may be), and for each day in excess of the days permitted for suspensions under Section 10(c), the Company shall, for each such day, pay each Purchaser that has completed and delivered to the Company, at least five business days prior to the date the Registration Statement is declared effective, a Selling Stockholder Questionnaire, as liquidated damages and not as a penalty, an amount equal to a rate per year of 12% of the Purchase Price for the first 28-day period and a rate per year of 18% of the Purchase Price thereafter; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs and shall be prorated for partial periods.

     The parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Purchaser from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     The parties hereto agree that the liquidated damages provided for in this Section 9 constitute a reasonable estimate of the damages that may be incurred by the Purchaser by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof, except in the case of the Company’s willful breach.

     10. Transfer of Shares After Registration; Suspension.

     (a) Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8(a) and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

     (b) The Company shall, as promptly as practicable, give notice to the Purchaser (i) of any request, following the effectiveness of the Registration Statement under the Securities Act, by the Commission or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related prospectus or for additional information, (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of a Material Event (as defined in Section 10(c)) and (v) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to paragraph 10(c)), state that it constitutes a Deferral Notice, in which event the provisions of Section 10(c) shall apply.

     (c) The Company shall, upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the related prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Shares being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, subject to the next sentence, use all reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice (which notice, in the case of clauses (B) and (C) above, need not specify the reasons for such deferral) to the Purchasers that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Purchaser agrees not to sell any Shares pursuant to the Registration Statement until such Purchaser’s receipt of copies of the supplemented or amended prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use all reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) and (B) above, as promptly as is practicable, and (y) in the case of clause (C) above, as soon as, in the sole judgment of the Company, public disclosure of such development would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter. The Company shall be entitled to exercise its right under this Section 10(c) to suspend the availability of the Registration Statement or any Prospectus no more than four (4) times in any 12 month period and for no more than an aggregate of 90 days in any 12 month period (each such suspension a “Deferral Period”) and provided that no single Deferred Period shall last more than 45 days. The Company shall use all reasonable efforts to limit the duration and number of any Deferral Periods. Each Purchaser hereby agrees that upon receipt of any Deferral Notice from the Company, such Purchaser shall, and shall cause each of its officers, directors, employees, affiliates, advisors, agents and representatives to, keep confidential all nonpublic information set forth in such notice including the existence and terms of such Deferral Notice.

     11. Indemnity and Contribution.

     (a) The Company agrees to indemnify and hold harmless such Purchasers and each Person, if any, who controls such Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the prospectus included in the Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such prospectus (the “Prospectus”) or in any amendment or supplement thereto or in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Purchaser furnished to the Company in writing by such Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 7 and 10 hereof respecting resale of the Shares.

     (b) Each Purchaser agrees to indemnify and hold harmless the Company, its directors and its officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims, damages or liabilities are caused by (i) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 7 and 10 hereof respecting resale of the Shares, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to such Purchaser furnished in writing by the Purchaser to the Company expressly for use in the Registration Statement or Prospectus, and provided that in no case shall any Purchaser be required to indemnify any other Person for amounts in excess of the net proceeds to such Purchaser from the sale of Shares under the Registration Statement.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 11(a) or 11(b), such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel at the indemnifying party’s expense or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent that the indemnification provided for under Section 11(a) or 11(b) is unavailable to an indemnified party or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions or other matters that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Purchasers on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Purchasers or by the Company and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method or allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 11(d), the Purchasers shall not be required to contribute any amount in excess of the amount by which the net amount received by the Purchasers from the sale of the Shares to which such loss relates exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or equity.

     (f) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Purchaser contained in this Agreement shall survive the execution of this Agreement and shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the

Purchaser or any Person controlling the Purchaser, or the Company, or the Company’s officers or directors or any Person controlling the Company and (ii) the sale of any Shares by the Purchaser.

     12. Termination of Conditions and Obligations. The conditions precedent imposed by Sections 7, 8 and 10 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares (and any legend on the Shares will be removed by the Company) at such time as such Shares have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, upon the passage of two years from the Closing Date, or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     13. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchasers, the Company will furnish to each Purchaser:

     (a) as soon as practicable after it is available (but in the case of the Company’s Annual Report to Shareholders, within 90 days of each fiscal year of the Company), one copy of:

     (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

     (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K;

      (iii) its Quarterly Reports on Form 10-Q; and

     (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits unless specifically requested); and

     (b) upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectus to supply to any other party requiring such Prospectus.

     14. Placement Agent’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent for the Shares, a fee in respect of the sale of the Shares to the Purchaser. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     15. Rule 144.

     (a) The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with the Purchaser and take such further reasonable action as the Purchaser may reasonably request in writing (including, without limitation, making such reasonable representations as the Purchaser may reasonably request), all to the extent required from time to time to enable the Purchaser to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of the Purchaser, the Company shall deliver to the Purchaser a written statement as to whether it has complied with such reporting requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 15 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

     (b) The Company shall timely file the reports required to be filed by it under the Exchange Act and shall timely comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

     16. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) business day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

     (a) if to the Purchaser, at its address on the signature page hereto;

      (b) if to the Company, to:

Silicon Graphics, Inc.
1500 Crittenden Lane
Mountain View, CA 94043
Attention: Sandra Escher,
Senior Vice President and General Counsel
Facsimile 650-933-0298

      (c) if to the Placement Agent, to:

Bear Stearns & Co., Inc.
383 Madison Avenue
New York, NY 10179
Attn: Syndicate Operations

or to such other address as such Person may have furnished to the other Persons identified in this Section 16 in writing in accordance herewith.

     17. No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers pursuant hereto) may include securities of the Company in the Registration Statement, and the Company shall not, after the date hereof, enter into any agreement providing any such right to any of its security holders. The Company shall not file any other registration statement until after the earlier of the date the registration statement is declared effective and the date 90 days after the Closing other than any registration statement on Form S-4 or Form S-8.

     18. Subsequent Placements. From the date hereof until the earlier of the date the registration statement is declared effective and the date 90 days after the Closing, the Company shall not effect a financing through the sale of its Common Stock or common stock equivalents (a “Subsequent Financing”) unless the Company delivers to each of the Purchasers hereunder a written notice at least 5 business days prior to the closing of such Subsequent Financing (the “Subsequent Financing Notice”) of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Persons or entities with whom such Subsequent Financing is proposed to be effected, and attached to which shall be any term sheet or similar document relating thereto and offer to each Purchaser the opportunity to participate in such Subsequent Financing on the same terms and conditions as set forth in the Subsequent Financing Notice. Each Purchaser shall have until 6:30 p.m. (New York City time) on the fifth (5th) business day after its receipt of the Subsequent Financing Notice to notify the Company of its willingness to provide, subject to completion of mutually acceptable documentation, an amount equal to the proportion of the aggregate amount to be raised in such transaction represented by such Purchaser’s proportionate share of the amounts purchased in the transactions contemplated hereby, on the same terms and conditions set forth in the Subsequent Financing Notice.

     Notwithstanding anything to the contrary herein, this Section 19 shall not apply to the following: (i) the granting of options or restricted stock to employees, officers, directors and key consultants of the Company pursuant to any stock option plan or agreement duly adopted by the Company’s board of directors by vote of a majority of the independent members of the board or a committee of independent directors established for such purpose, or (ii) the exercise of any security issued by the Company in connection with the offer and sale of the Company’s securities pursuant to this Agreement, or (iii) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided such securities have not been amended since the date hereof, or (iv) the issuance of securities to customers, vendors or joint venture partners or in connection with other strategic alliances approved by the Company’s board of directors which involve the grant of licenses or localization, marketing or distribution, OEM, bundling, manufacturing or resale rights respect to the Company’s products or technology, the primary purpose of which is not to raise equity capital, or (v) the issuance of securities in connection with an equipment lease financing transaction or a bank financing transaction approved by the Company’s board of directors, no significant purpose of which is to raise equity capital; or (vi) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding pursuant to subclauses (i), (iv) and (v) above.

     19. Restriction on Actions Regarding Public Debt. From the Closing until the earlier of (a) fifteen business days after the Registration Statement has been declared effective or (b) 90 days after the Closing, the Company shall not (i) call any publicly traded convertible debt securities for redemption, (ii) make or announce any discretionary reduction in the conversion price or any discretionary increase in the conversion rate, or offer any other consideration as an incentive for conversion, of any publicly traded convertible debt securities or (iii) commence any consent solicitation with respect to any publicly traded debt securities for purposes of making such securities convertible or changing the terms upon which such securities are convertible into shares of the Company’s Common Stock or other equity securities.

     20. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     21. Severability. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     22. Modification; Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented unless pursuant to an instrument in writing signed by the Company and the Purchaser.

     23. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. Except as provided in this Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such matters. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such matters. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

     24. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     25. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     26. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     27. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant to this Agreement, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     28. Survival. The representations, warranties and covenants contained in this Agreement shall survive the Closing for a period of two years.

     29. Termination. This Agreement may be terminated by either party in the event the closing has not occurred within 3 business days following the date of execution of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

[NAME OF PURCHASER]

By: __________________________________

      Name: _____________________________

      Title: ______________________________

      Address:____________________________

      Number of Shares: ____________________

      Aggregate Purchase Price: $ _____________

      Tax ID No.: _________________________

      Contact Name: _______________________

      Telephone: __________________________

     Name in which the Shares should be
     registered (if different): __________________

     Relationship between the Purchaser and
     the Person or entity in whose name the
     Shares should be registered (if
     different): ____________________________

     ____________________________________

Agreed to and Accepted by:
Silicon Graphics, Inc. By: __________________________________ Name: Title:

EXHIBIT A

FORM OF OPINION OF COUNSEL FOR THE COMPANY

     The opinion of the counsel for the Company, to be delivered pursuant to Section 5(b) of the Purchase Agreement shall be to the effect that:

     (A)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

     (B)     The Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution in Section 11 thereof may be limited under applicable law.

     (C)     The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights set forth in any document filed as an exhibit to the Exchange Act Documents.

     (D)      Assuming the accuracy of the representations, warranties and agreements of the Purchaser in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers under the Purchase Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any Shares.

     (E)     The execution, delivery and performance of the Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated by such agreement does not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement specified on Schedule I hereto.

APPENDIX I

SILICON GRAPHICS, INC.

SELLING STOCKHOLDER QUESTIONNAIRE
FOR INTENDED SALE OF
SHARES OF COMMON STOCK
 PURSUANT TO SHELF REGISTRATION STATEMENT

     The following questionnaire and agreement (the “Questionnaire”) elicits information necessary to prepare a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain shares of common stock of Silicon Graphics, Inc. (the “Company”) to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in accordance with the terms of the Purchase Agreement, dated as of February [__], 2004 (the “Purchase Agreement”), between the Company and the undersigned beneficial owner of shares of common stock of the Company purchased pursuant to such agreement (the “Selling Stockholder”). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

     In order to sell or otherwise dispose of any Shares pursuant to the Shelf Registration Statement, you generally will be required to be named as a selling stockholder in the related prospectus, deliver a prospectus to purchasers of the Shares and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below). If you do not complete this Questionnaire and deliver it to the Company as provided below you will not be named as a selling stockholder in the prospectus and therefore will not be permitted to sell any Shares pursuant to the Shelf Registration Statement. Please complete and deliver this Questionnaire to [__________] of [ ____________________ ] as soon as possible and in any event no later than February __, 2004 [Closing Date].

     Certain legal consequences arise from being named as a selling stockholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of the Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Shelf Registration Statement and the related prospectus.

     The Selling Stockholder, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Purchase Agreement.

     Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company, any of its directors and officers who sign the Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Questionnaire.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Stockholder:[1] ______________________________________________________

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which the Shares listed in Item 3 below are held: ______________________________________________________

(c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which the Shares listed in Item 3 below are held: ______________________________________________________

(d) If Selling Stockholder is not, and is not a wholly-owned subsidiary of, a company that is required to file periodic and other reports (e.g., Forms 10-K, 10-Q, 8-K) with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, identify the natural person(s) who exercise voting power and investment control over any Shares:

______________________________________________________

2.	Address for Notices to Selling Stockholder:

______________________________________________________

______________________________________________________

Telephone: __________________________

Fax: ________________________________

Contact Person: _______________________

3.	Beneficial Ownership of the Shares: (a) Type and principal amount of the Shares beneficially owned: ______________________________________________________

___________________
      1 If this Questionnaire is being completed by or on behalf of an entity, state the name of that entity.

______________________________________________________ (b) CUSIP No(s). of such Shares beneficially owned: ______________________________________________________

4.

Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Shares listed above in Item 3.

(a) Type and amount of other securities beneficially owned by the Selling Stockholder:

______________________________________________________

______________________________________________________

(b) CUSIP No(s). of such other securities beneficially owned:
______________________________________________________

______________________________________________________

5.

Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

______________________________________________________

______________________________________________________

______________________________________________________

6.

Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Shares pursuant to the Shelf Registration Statement only as follows (if at all): Such Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Shares may be sold in one more or transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging positions they assume. The undersigned may also sell Shares short and deliver Shares to close out short positions, or loan or pledge Shares to broker-dealers that in turn may sell such securities.

State any exceptions here:

______________________________________________________

______________________________________________________

______________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

7.

Broker-Dealer Status:

(a) Is the Selling Stockholder a registered broker-dealer?

Yes____________________   No____________________

If so, please answer the remaining question in this section.

1. Please advise whether the Shares were received by the Selling Stockholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances:

_______________________________________________

_______________________________________________
_______________________________________________

Note that in general we may be required to identify any registered broker-dealer as an underwriter in the prospectus.

(b) Affiliation with Broker-Dealers.

Is the Selling Stockholder an affiliate[2] of a registered broker-dealer?

Yes____________________  No____________________

If so, please answer the remaining questions in this section.

1.   Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

_______________________________________________

_______________________________________________

_______________________________________________

2.   If the Shares were purchased by the Selling Stockholder other than in the ordinary course of business, please describe the circumstances:

_______________________________________________

_______________________________________________

_______________________________________________

3.   Please advise whether the Shares were received by the Selling Stockholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances:

_______________________________________________
_______________________________________________

___________________
     2 An “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

_______________________________________________

4.   If the Selling Stockholder, at the time of its purchase of the Shares, had any agreements or understandings, directly or indirectly, with any person to distribute the Shares, please describe such agreements or understandings:

_______________________________________________

_______________________________________________

_______________________________________________

Note that if the Selling Stockholder is an affiliate of a broker-dealer and did not purchase its debentures in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we may be required to identify the Selling Stockholder as an underwriter in the prospectus.

(c)   Beneficial Ownership by Natural Persons:

If the Selling Stockholder is an entity, does any natural person having voting or investment power over the Shares held by the Selling Stockholder?[3]

Yes____________________  No____________________

If so, please state the person’s or persons’ name(s):

_______________________________________________

_______________________________________________

_______________________________________________

8.	Beneficial Ownership by Natural Persons or by a Board or Committee: Is the Selling Stockholder a reporting entity with the Securities and Exchange Commission?

___________________
     3Please answer “Yes” if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Shares held by the Selling Stockholder.

Yes____________________  No____________________

If No, please answer the remaining questions in this section.

1. Please name the natural person or person(s) having voting and/or investment control over the Selling Stockholder:[4]

_______________________________________________

_______________________________________________

_______________________________________________

2. If the voting and/or investment control over the Selling Stockholder is held by board or committee, please state the name of the natural person or person(s) on such board or committee:

_______________________________________________

_______________________________________________

_______________________________________________

     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Shares pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The Selling Stockholder hereby acknowledges its obligations under the Purchase Agreement to indemnify and hold harmless certain persons as set forth therein.

     Pursuant to the Purchase Agreement, the Company has agreed under certain circumstances to indemnify the Selling Stockholder against certain liabilities.

     In accordance with the undersigned’s obligation under the Purchase Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the

___________________
     4 Please include any natural person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or , (b) investment power which includes the power to dispose, or to direct the disposition of, the Shares held by the Selling Stockholder.

Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

     All notices hereunder and pursuant to the Purchase Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     Once this Notice and Questionnaire is executed by the Selling Stockholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Stockholder with respect to the Shares beneficially owned by such Selling Stockholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

[NAME OF SELLING STOCKHOLDER] By: ____________________________ Name:_______________________ Title: _______________________

APPENDIX A

Definitions of Terms Used

     30.      You are the “beneficial owner” of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security, or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. You are deemed the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire (a) through the exercise of any option, warrant or right, or (b) through the conversion of a security, or (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. If you have acquired any security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, then immediately upon such acquisition you are deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

     All securities of the same class that are beneficially owned by you, regardless of the form which such beneficial ownership takes, must be aggregated in calculating the number of shares beneficially owned by you.

     The above definition is broad and although you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure, and then, as appropriate, disclaim beneficial ownership of such securities.

     31.    The term “underwriter or related person” includes, with respect to a proposed offering, any underwriter, underwriter’s counsel, financial consultant and advisors, finders, members of the selling or distribution group, any member participating in the proposed offering and any and all other persons associated with or related to and members of the immediate family of any of such persons. NASD Rule 2710(a)(6).

     32.      The NASD defines a “member” as being either any broker or dealer admitted to membership in the NASD or any individual, partnership, corporation or other legal entity admitted to membership in the NASD under the provisions of Articles III and IV of the By-laws. NASD Rule 0120(i).

     33.    The NASD defines a “person associated with a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is a “member” or a “person associated with a member”. In addition, an organization of any kind is a “person associated with a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member” or “person associated with a member”. (Article I of the NASD By-Laws.)

     34.    The NASD defines “affiliate” to include a company which controls, is controlled by or is under common control with a member. A company is presumed to control a member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership. A company is presumed to be controlled by a member if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership. A company is presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10 percent or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question. NASD Rule 2720(b)(1).